Subsequent events (Q2)	6 Months Ended
Jan. 31, 2025
Subsequent events [Abstract]
Subsequent events
18.	Subsequent events
NASDAQ Listing
On February 12, 2025, DevvStream Corp. received a notice from the Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) that, because the closing bid price for the Company’s common stock had fallen below $1.00 per share for 30 consecutive trading days, the Company no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing
Rule 5550(a)(2) because the closing bid price of the Company’s common stock for the prior 30 consecutive business days was lower than the minimum bid price requirement of $1.00 per share. The Company has 180 calendar days, or by August 13, 2025, to regain compliance with the minimum bid price requirement but could be eligible for an additional 180-day compliance period.
Issuance of shares
On March 17, 2025, the Company issued 166,667 shares in accordance with the ELOC Agreement with Helena I (Note 7) in satisfaction of the $125,000 commitment (Note 17) upon the effectiveness of the Helena I Registration Statement.
In March 2025, the Company issued 1,606,000 shares in accordance with the ELOC Agreement with Helena I (Note 7) for gross proceeds of $481,530.
Related Party Convertible Debt
On March 19, 2025, the Company received an additional advance of $218,000 into the Focus Impact Partners Convertible Debt (Note 9).
Executive Officer Equity Awards
On March 26, 2025, the Board approved an award of 305,867 restricted stock units and 400,000 stock options to officers of the Company.